Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February 1, 2023, by and among Ritchie Bros. Auctioneers Incorporated, a company organized under the federal laws of Canada, with headquarters located at 9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6 (the "Company"), the investors listed on the Schedule of Buyers attached hereto (each, a "Buyer" and collectively, the "Buyers").

WHEREAS:

A.            In connection with the Securities Purchase Agreement by and among the parties hereto dated as of January 22, 2023 (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to each Buyer the Company's (i) Series A Senior Preferred Shares, without par value (the "Series A Preferred Shares"), which will, among other things, be convertible into a certain number of the Company's common shares, without par value (the "Common Shares") (the Common Shares issuable pursuant to the terms of the Series A Preferred Shares, the "Conversion Shares") in accordance with the terms of the Articles of Amendment governing the Series A Preferred Shares; and (ii) Common Shares (such Common Shares being purchased pursuant to the Securities Purchase Agreement, the "Common Purchased Shares").

B.            In accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.            Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a)            "Adverse Disclosure" means public disclosure of material non-public information that, in the good faith judgment of the Company: (i) would be required to be made in any registration statement or report filed with the SEC by the Company so that such registration statement would not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

(b)            "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York, New York and Toronto, Ontario are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to "stay at home", "shelter-in-place", "non-essential employee" or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York and Toronto, Ontario generally are open for use by customers on such day.

(c)            "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

(d)            "Designee" means Starboard Value and Opportunity Fund LP, directly or indirectly through one or more entities.

(e)            "effective" and "effectiveness" refer to a Registration Statement that has been declared effective by the SEC or becomes effective in accordance with SEC rules and applicable law and is available for the resale of the Registrable Securities required to be covered thereby.

(f)            "Effective Date" means the date that a Registration Statement has been declared effective by the SEC or becomes effective in accordance with SEC rules and applicable law.

(g)            "Effectiveness Deadline" means the earlier of (1) one Business Day after the date that the Company's and IAA, Inc.'s shareholders shall have voted upon the transactions contemplated by the Agreement and Plan of Merger and Reorganization, dated as of November 7, 2022, by and among the Company, Ritchie Bros. Holdings, Inc., a Washington corporation, Impala Merger Sub I, LLC, a Delaware limited liability company, Impala Merger Sub II, LLC, a Delaware limited liability company, and IAA, Inc., a Delaware corporation (the “Merger Agreement”), (2) one Business Day after the date the Merger Agreement is terminated in accordance with its terms, and (3) June 2, 2023.

(h)            "Eligible Market" means the Principal Market, The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market.

(i)            "Filing Date" means the date on which a Registration Statement is filed with the SEC.

(j)            "Investor" means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(k)            "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

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(l)            "Principal Market" means The New York Stock Exchange, Inc. and the Toronto Stock Exchange.

(m)            "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC or the automatic effectiveness of such Registration Statement(s) in accordance with SEC rules and applicable law.

(n)            "Registrable Securities" means (i) the Common Purchased Shares, (ii) the Conversion Shares issued or issuable upon conversion of the Series A Preferred Shares, and (iii) any capital shares of the Company issued or issuable, with respect to the Common Purchased Shares or the Conversion Shares as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the issuance of Common Shares pursuant to the terms of the Series A Preferred Shares, in each case, that are held by an Investor; provided, however, that any such securities shall cease to be Registrable Securities when: (a) such securities have been sold, exchanged or otherwise transferred pursuant to an effective Registration Statement under the 1933 Act, (b) such Registrable Securities are sold in accordance with Rule 144 (or any similar rule or regulation hereafter adopted by the SEC) promulgated by the SEC pursuant to the 1933 Act, (c) such securities shall have been otherwise transferred, new certificates or book-entry interests for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the 1933 Act, (d) such securities become eligible for resale by an Investor under Rule 144 without volume restrictions and without the requirement to be in compliance with Rule 144(c)(1), or (e) such securities are no longer outstanding.

(o)            "Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act including the prospectus, amendments and supplements to such registration statement.

(p)            "Required Holders" means the holders of at least a majority of the Registrable Securities and shall include the Designee so long as the Designee or any of its affiliates holds Registrable Securities.

(q)            "Rule 415" means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(r)            "Rule 416" means Rule 416 promulgated under the 1933 Act or any successor rule providing for registration of securities to be issued as a result of share splits, share dividends and anti-dilution provisions.

(s)            "SEC" means the United States Securities and Exchange Commission.

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(t)            "Trading Day" means any day on which the Common Shares are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Shares on such day, then on the principal securities exchange or securities market on which the Common Shares are then traded.

2.            Registration.

(a)            Mandatory Registration. The Company shall prepare and file with the SEC a Registration Statement on Form S-3 (if the Company is eligible to use such form) covering the resale of all of the Registrable Securities and shall use its commercially reasonable efforts to have such Registration Statement declared effective by the SEC or to become effective in accordance with SEC rules and applicable law no later than the Effectiveness Deadline. In the event that Form S-3 is unavailable for such a registration or the Company ceases to be eligible to file or use a Registration Statement on Form S-3, the Company shall use another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Investors in accordance with any reasonable method of distribution elected by the Investors. The Registration Statement prepared pursuant to this Section 2(a) shall register for resale at least 110% of the maximum number of Common Purchased Shares and Conversion Shares then issued and issuable pursuant to the Securities Purchase Agreement and the terms of the Series A Preferred Shares (without regard to any limitation on the issuance of Conversion Shares pursuant to the terms of the Series A Preferred Shares) determined as of the date the Registration Statement is initially filed with the SEC, plus such additional Common Shares or Conversion Shares issuable as a result of share splits, share dividends and anti-dilution provisions pursuant to Rule 416, subject to adjustment as provided in Section 2(d) (the "Required Registration Amount"). The Registration Statement shall contain (except if not permitted under SEC regulations or not advisable under SEC rules or guidance) the "Plan of Distribution" and "Selling Stockholders" sections in a form reasonably acceptable to the Investors. By 5:30 p.m. New York time on the second Business Day following the Effective Date of such Registration Statement, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act ("Rule 424") the final prospectus to be used in connection with sales pursuant to such Registration Statement.

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(b)            Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC or becomes effective in accordance with SEC rules and applicable law. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any Common Shares included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In the event (I) of an underwritten offering, if the Company shall reasonably determine (after consultation with the relevant underwriter) that the amount of Registrable Securities requested to be included in such underwritten offering exceeds the amount which can be sold in such offering without adversely affecting the distribution of the Registrable Securities being offered or (II) the staff of the SEC limits the number of Registrable Securities permitted to be registered pursuant to Rule 415, then the Company will include in such offering only (I) such number of securities that can be sold without adversely affecting the marketability of the offering or (II) the maximum number of securities permitted by the staff of the SEC to be included in such Registration Statement, as applicable, which securities will be so included in the following order of priority: (i) first, the Registrable Securities of the Investors that have requested to participate in such underwritten offering, allocated pro rata among such Investors on the basis of the percentage of the Registrable Securities requested to be included in such offering by such Investors, and (ii) second, any other securities of the Company held by other investors in the Company's securities or that are newly issued by the Company and that the Company has determined to include in such underwritten offering.

(c)            Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 ("Legal Counsel"), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

(d)            Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover the amount of Registrable Securities required to be covered by such Registration Statement pursuant to Section 2(a) or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall supplement or amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the amount of Registrable Securities required to be covered by such Registration Statement as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) Business Days after the necessity therefor arises and an Investor provides written notice of such necessity to the Company. The Company shall use its commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

(e)            Specific Performance. Without limiting the remedies available to the Investors, the Company acknowledges that any failure by the Company to comply with its obligations under this Section 2 will result in material irreparable injury to the Investors for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Investors may obtain such relief as may be required to specifically enforce the Company's obligations under this Section 2.

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3.            Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(d) or 2(e), the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)            The Company shall use its commercially reasonable efforts to keep each Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investors no longer hold any Series A Preferred Shares and Registrable Securities (the "Registration Period"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b)            The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement or no longer constitute Registrable Securities. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)            The Company shall provide Legal Counsel a reasonable opportunity to review and comment upon (with respect to information regarding the Investors or the intended plan of distribution) (i) a Registration Statement prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) prior to their filing with the SEC. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference (to the extent not previously provided), if requested by such Legal Counsel, and all exhibits, and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto, in each case, which copies may be furnished in electronic form; provided that the Company shall be deemed to have furnished any of the foregoing if the Company files such documents with the SEC. The Company and Legal Counsel shall reasonably cooperate in performing their respective obligations pursuant to this Section 3.

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(d)            The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference (to the extent not previously provided), if requested by such Investor, all exhibits and each preliminary prospectus, which copies may be furnished in electronic form, (ii) upon the effectiveness of any Registration Statement, a reasonable number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto as such Investor may reasonably request, and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor, which copies may be furnished in electronic form; provided that the Company shall be deemed to have furnished any of the foregoing if the Company files such documents with the SEC.

(e)            The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor in writing of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

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(f)            The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(q), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission and deliver a reasonable number of copies of such supplement or amendment as Legal Counsel or such Investor may reasonably request; provided that the Company shall be deemed to have provided such copies if the Company files such documents with the SEC. The Company shall also promptly as is reasonably practicable notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 5:30 p.m. New York City time on the second Business Day following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(g)            The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as reasonably practicable and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)            To the extent that any of the Investors is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Company agrees that (i) the indemnification and contribution provisions contained in Sections 6 and 7 shall be applicable to the benefit of such Investor in its role as deemed underwriter in addition to its capacity as an Investor (so long as the amount for which any other Investor is or becomes responsible does not exceed the amount for which such Investor would be responsible if the Investor were not deemed to be an underwriter of Registrable Securities) and (ii) such Investor and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the 1933 Act, including receipt of customary opinions and comfort letters.

(i)            [Reserved].

(j)            The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

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(k)            The Company shall use its commercially reasonable efforts to cause all Registrable Securities covered by an effective Registration Statement to be listed on any securities exchange on which the Common Shares are then listed. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

(l)            The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(m)            If requested by an Investor, the Company shall as soon as practicable but subject to the timing requirements set out elsewhere in this Agreement with regard to the filing of any prospectus supplement or post-effective amendment, as applicable, (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(n)            The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o)            The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(p)            Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC or becomes effective in accordance with SEC rules and applicable law, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC or become effective in accordance with SEC rules and applicable law in the forms attached hereto as Exhibits A-1 and A-2.

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(q)            Notwithstanding anything to the contrary herein, at any time after the Effective Date of a Registration Statement pursuant to Section 2(a), the Company shall be entitled, on up to two occasions (which may be consecutive), in any twelve (12) month period, for a period of time not to exceed ninety (90) days in the aggregate in any twelve (12) month period (each, an "Allowable Grace Period"), to (i) defer any registration of Registrable Securities and have the right not to file or amend and not to cause the effectiveness of any registration covering any Registrable Securities, (ii) suspend its obligation to file, submit or furnish any supplement or amendment to a prospectus included in a Registration Statement filed pursuant to Section 2(a), (iii) suspend the use of any prospectus and Registration Statement covering any Registrable Securities, and (iv) require the Investors holding Registrable Securities to suspend any offerings or sales of Registrable Securities pursuant to a Registration Statement, if the Company promptly notifies the Investors in writing that (a) the SEC has issued a stop order suspending the effectiveness of any such Registration Statement or has initiated proceedings with respect to such a Registration Statement, (b) such registration and offering would require the Company to make an Adverse Disclosure or (c) such registration or offering would materially interfere with any bona fide material financing, acquisition, disposition, corporate reorganization or other similar transaction involving the Company or any of its subsidiaries then under consideration (collectively, a "Grace Period"). Such written notification shall contain a statement disclosing that there has been a suspension; provided that in each notice the Company will not disclose any material, nonpublic information to the Investors (except that, for the avoidance of doubt, the Company may disclose the fact of such suspension). The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, nonpublic information is no longer applicable. Notwithstanding anything to the contrary, the Company shall use its commercially reasonable efforts to cause its transfer agent to deliver unlegended Common Shares to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

(r)            Except in the circumstances set forth in Section 3(h) hereof, neither the Company nor any Subsidiary or affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and any Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement); provided, however, that in the circumstances set forth in Section 3(h) hereof, the Investor shall be given the option to be excluded from such Registration Statement and not be identified as an underwriter therein, and in the event that the Investor does not exercise that option, the Investor shall provide prior written consent to be identified as an underwriter.

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(s)            Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyers in this Agreement or otherwise conflicts with the provisions hereof.

4.            Obligations of the Investors.

(a)            At least four (4) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish in a timely manner to the Company such information regarding itself and its affiliates, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)            Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

(c)            During such time as any Investor may be engaged in a distribution of the Registrable Securities, such Investor will comply with all laws applicable to such distribution, including Regulation M promulgated under the 1934 Act, and, to the extent required by such laws, will, among other things (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such laws; (ii) distribute the Registrable Securities acquired by them solely in the manner described in the applicable Registration Statement and (iii) if required by applicable law, cause to be furnished to each agent or broker-dealer to or through whom such Registrable Securities may be offered, or to the offeree if an offer is made directly by such Investor, such copies of the applicable prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree.

(d)            Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended Common Shares to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

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5.            Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions and any share transfer taxes, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of one Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $20,000 for each such registration, filing or qualification or, in the case of an underwritten offering, $50,000.

6.            Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)            To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims (including claims asserted directly by or between an Indemnified Person and the Company), damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the Effective Date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable and documented legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed; and (iii) shall not apply to amounts paid in settlement of any direct Claim by or between an Indemnified Person and the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

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(b)            In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

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(c)            Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and except in the case of a direct Claim, for which the remainder of this Section 6(c) shall not apply, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party, as the case may be, and the indemnifying party would be inappropriate due to actual differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party or Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6.

(d)            The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)            The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

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7.            Contribution.

If for any reason the indemnification provided for in Section 6(a) and Section 6(b) is unavailable to an Indemnified Person or Indemnified Party or insufficient to hold it harmless, other than as expressly specified therein, the indemnifying party agrees to contribute to the amount paid or payable by the Indemnified Person or Indemnified Party in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnified Person or Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Claims, as well as any other relevant equitable considerations; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.            Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell Registrable Securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its commercially reasonable efforts to:

(a)            make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement;

(b)            file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)            furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of the 1934 Act.

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9.            Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; and (vi) after giving effect to such transfer, the Registrable Securities transferred to such transferee would be Registrable Securities.

10.            Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and/or obligations of any Investor relative to the comparable rights and/or obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

11.            Miscellaneous.

(a)            A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b)            Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), (iii) upon delivery, when sent by electronic mail; or (iv) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Ritchie Bros. Auctioneers Incorporated

9500 Glenlyon Parkway

Burnaby, British Columbia

Canada V5J0C6

Attention:	Ann Fandozzi

Darren Watt

E-mail:

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with a copy (for informational purposes only) to:

Goodwin Procter LLP
100 Northern Avenue

Boston, MA 02210

Attention:	Stuart M. Cable

Lisa R. Haddad

Mark S. Opper

Jean A. Lee

James P. Barri

Kim S. de Glossop

E-mail:

If to the Transfer Agent:

Computershare Investor Services Inc.
3rd Floor – 510 Burrard Street

Vancouver, BC

V6C 3B9

Telephone:	(604) 661-9400

Facsimile:	(604) 661-9401

Attention:	Jenny Karim

E-mail:

If to Legal Counsel:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telephone:	(212) 756-2000

Facsimile:	(212) 593-5955

Attention:	Eleazer Klein, Esq.

Email:

17

If to a Buyer, to its address, facsimile number or email address set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address, facsimile number and/or email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or e-mail transmission containing the time, date, recipient facsimile number or e-mail address or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)            Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)            All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)            If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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(f)            This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(g)            Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(h)            The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)            This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or email transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(j)            Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)            All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the Series A Preferred Shares held by Investors then outstanding have been exercised for Registrable Securities without regard to any limitations on the issuance of Common Shares pursuant to the terms of the Series A Preferred Shares.

(l)            The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

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(m)            This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n)            The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

[Signature Page Follows]

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

RITCHIE BROS. AUCTIONEERS INCORPORATED

By:	/s/ Ann Fandozzi
Name: Ann Fandozzi
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE AND OPPORTUNITY FUND LP, in trust for Starboard Value and Opportunity Master Fund III LP

By: Starboard Value A LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD INTERMEDIATE FUND LP, in trust for Starboard Value and Opportunity Master Fund III LP

By: Starboard Value A LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

By: Starboard Value LP, its investment manager

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

Starboard Value and Opportunity C LP

By: Starboard Value R LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

Starboard Value and Opportunity S LLC

By: Starboard Value LP, its manager

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD VALUE LP, in its capacity as the investment manager of a certain managed account

By: Starboard Value GP LLC, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

STARBOARD X MASTER FUND LTD., as nominee for Starboard X Master Fund II LP

By: Starboard Value A LP, its general partner

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

SCHEDULE OF BUYERS

EXHIBIT A-1

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

A-1

EXHIBIT A-2

LEGAL COUNSEL INSTRUCTION LETTER

A-2